================================================================================
                                                                  EXHIBIT 10 (b)






                               KNIGHT-RIDDER, INC.

                              COMPENSATION PLAN FOR

                              NONEMPLOYEE DIRECTORS






                                                          EFFECTIVE JULY 1, 1997


================================================================================

                               KNIGHT-RIDDER, INC.
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I             PURPOSE AND INTENT OF PLAN...............................1

ARTICLE II            DEFINITIONS............................................. 1

ARTICLE III           ANNUAL RETAINER FEE..................................... 3
   3.1                Time and Form of Payment................................ 3
   3.2                Election to Receive Stock............................... 3
   3.3                Determination of Number of Shares of Stock.............. 3
   3.4                Registration of Stock................................... 4

ARTICLE IV            BOARD MEETING AND COMMITTEE FEES........................ 4
   4.1                Board Meeting Fee....................................... 4
   4.2                Committee Meeting Fee................................... 4
   4.3                Committee Chairperson Fee............................... 4

ARTICLE V             ANNUAL OPTION GRANTS.................................... 5
   5.1                Grant of Options........................................ 5
   5.2                Vesting of Options; Expiration.......................... 5
   5.3                Exercise of Options Following Termination of Service.... 5
   5.4                Time and Manner of Exercise of Options.................. 6
   5.5                Restrictions on Transfer................................ 7

ARTICLE VI            SPECIAL PROVISIONS FOR OUTSIDE DIRECTORS................ 7
   6.1                Outside Directors Eligible for Phantom Share Grant...... 7
   6.2                Outside Directors Eligible for Retirement Plan.......... 8

ARTICLE VII           SHARES AVAILABLE UNDER PLAN............................. 8

ARTICLE VIII          RECAPITALIZATION OR REORGANIZATION...................... 8
   8.1                Authority of the Company and Shareholders............... 8
   8.2                Change in Capitalization................................ 9

ARTICLE IX            TERMINATION AND AMENDMENT OF THE PLAN................... 9
   9.1                Termination............................................. 9
   9.2                General Power of Board.................................. 9
   9.3                When Director Consent Required..........................10

ARTICLE X             ADMINISTRATION OF PLAN..................................10

ARTICLE XI            MISCELLANEOUS...........................................10
   11.1               Tax Withholding.........................................10
   11.2               No Right to Reelection..................................10
   11.3               Unfunded Plan...........................................10
   11.4               Other Compensation Arrangements.........................11
   11.5               Securities Law Restrictions.............................11
   11.6               Compliance with Rule 16b-3..............................11
   11.7               Expenses................................................11
   11.8               Governing Law; Venue....................................11

                               KNIGHT-RIDDER, INC.
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                      (AS AMENDED THROUGH JANUARY 26, 1999)


         The KNIGHT-RIDDER, INC. COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS is hereby established by Knight-Ridder, Inc. effective July 1, 1997.


                                    ARTICLE I
                           PURPOSE AND INTENT OF PLAN

         The purpose of the Plan is to attract and retain the services of qualified individuals who are not employees of the Company to serve as members of the Board. This Plan sets forth the terms of compensation to be provided to such Directors for their services as members of the Board of the Company.

         Articles III, IV and V provide for different types of compensation payable to all Directors. Article VI provides for grants of Phantom Share Units to certain Outside Directors and for participation in the Company's Retirement Plan for other Outside Directors. This Plan and the Retirement Plan reflect all compensation programs in effect for Directors.


                                   ARTICLE II
                                   DEFINITIONS

         As used in this Plan, the following terms shall have the meaning hereinafter set forth:

         2.1 "Annual Retainer Fee" means the annual fee payable to a Director for service on the Board. The Annual Retainer Fee currently in effect is set forth on Appendix One hereto, which the Board may amend from time to time. The Annual Retainer Fee shall be pro-rated on a quarterly basis for a Board member who serves less than an entire calendar year.

         2.2 "Beneficiary" means the person designated by the Director to receive benefits hereunder following the death of the Director or, if the Director fails to so designate, the Director's estate.

         2.3   "Board" means the Board of Directors of the Company.

         2.4   "Code" means the Internal Revenue Code of 1986, as amended.

         2.5 "Common Stock" means the Common Stock of the Company, par value $.02 1/12 per share.

         2.6 "Company" means Knight-Ridder, Inc., a Florida corporation, or any successor legal entity.

         2.7 "Disability" means a Director's physical or mental condition which is expected to render the Director unable to perform his or her usual duties or any comparable duties for the Company. The determination of a Director's Disability will be made by the Board in its sole discretion.

         2.8 "Director" means a member of the Board who is not an employee of the Company or any of its subsidiaries or affiliates.

         2.9   "Effective Date" means July 1, 1997.

         2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.11 "Fair Market Value" means the mean between the highest and lowest sales price of a share of Common Stock on the date in question as reported on the composite tape for issues listed on the New York Stock Exchange. If no transaction was reported on the composite tape in the Common Stock on such date, the prices used shall be the prices reported on the nearest day preceding the date in question. If the Common Stock is not then quoted on the composite tape, "fair market value" shall be the closing sales price on the mean between the closing bid and asked prices on the date in question, as applicable, as furnished by any member firm of the New York Stock Exchange selected from time to time for that purpose by the Board.

         2.12 "Option" means an option to purchase shares of Common Stock awarded to a Director pursuant to the Plan, which option shall not be intended to qualify, and shall not be treated, as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.13 "Outside Director" means any Director who is not, and never was, an employee of the Company or any of its subsidiaries or affiliates.

         2.14 "Phantom Share Unit" means a bookkeeping unit representing one share of Common Stock.

         2.15 "Plan" means this Knight-Ridder, Inc. Compensation Plan for Nonemployee Directors.

         2.16 "Retirement" means the Termination of Service of a Director at or after age sixty-five (65).

         2.17 "Retirement Plan" means the Knight-Ridder, Inc. Retirement Plan for Outside Directors, a copy of which is attached hereto as Appendix Three.

         2.18 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         2.19 "Termination of Service" shall mean cessation of service as a Director of the Company.


                                   ARTICLE III
                               ANNUAL RETAINER FEE

         3.1 TIME AND FORM OF PAYMENT. The Annual Retainer Fee is payable in equal quarterly payments on the date of the Board's regularly scheduled quarterly meeting, except as provided in Section 3.3 concerning payment in Common Stock. Through the date of the first quarterly meeting in 1998, each Director shall receive his or her quarterly payment of the Annual Retainer Fee entirely in cash. Effective with the date of the second quarterly meeting in 1998, one-half of the quarterly payment of the Annual Retainer Fee shall be paid in Common Stock. The balance of the quarterly payment of the Annual Retainer Fee shall be paid in cash or, if the Director elects, in the manner described below, in Common Stock or a combination of cash and Common Stock.

         3.2 ELECTION TO RECEIVE STOCK. On or before April 1, 1998, any Director who desires to receive any portion of the balance of each quarterly payment of the Annual Retainer Fee due for the remainder of 1998 in Common Stock shall so indicate on a written election form filed with the Secretary of the Company. On or before November 30 of any year, any Director who desires to receive any portion of the balance of the Annual Retainer Fee due for the succeeding calendar year in Common Stock shall so indicate on a written election form filed with the Secretary of the Company. A newly elected Director may make such an election with respect to one-half of his or her pro-rated Annual Retainer Fee for the remainder of the calendar year within one month following his or her election to the Board. Any such election shall remain in effect for each succeeding calendar year unless the Director has amended or revoked the election in writing on or before November 30 of the preceding calendar year.

         3.3 DETERMINATION OF NUMBER OF SHARES OF STOCK. The number of shares of Common Stock to be paid to each Director shall be determined by dividing the amount of the Annual Retainer Fee to be paid in Common Stock by the Fair Market Value of a share of Common Stock on the date of payment, described in the next sentence. The date of payment of that portion of the Annual Retainer Fee to be paid in Common Stock shall be the fifth business day before the date of the regularly scheduled quarterly meeting of the Board.

         3.4 REGISTRATION OF STOCK. The appropriate number of shares of Common Stock shall be registered in the name of the Director and shall be delivered to the Director by paperless transfer effected through records maintained by the Depository Trust Company (the "DTC"). Such registration shall occur as soon as possible after the date for payment of such Common Stock, as provided above. Upon registration, the Director shall have all the rights and privileges of a stockholder as to such shares, including the right to receive dividends and the right to vote such shares. The shares of Common Stock paid to the Director hereunder are immediately vested upon payment, are not forfeitable to the Company for any reason and shall not be subject to any restrictions on transfer (other than those imposed under applicable law or under any trading policy of the Company).


                                   ARTICLE IV
                        BOARD MEETING AND COMMITTEE FEES

         4.1 BOARD MEETING FEE. Each Director also shall receive a fee for attendance, either in person or by electronic medium, at each meeting of the Board. The Board meeting fee currently in effect is set forth on Appendix One hereto, which the Board may amend from time to time. The Board meeting fee shall be paid in cash on the date of the Board meeting.

         4.2 COMMITTEE MEETING FEE. Each Director also shall receive a fee for attendance, either in person or by electronic medium, at each meeting of a committee of the Board on which the Director serves. The committee meeting fee currently in effect is set forth on Appendix One hereto, which the Board may amend from time to time. The committee meeting fee shall be paid in cash on the date of the committee meeting.

         4.3 COMMITTEE CHAIRPERSON FEE. Each Director who serves as chairperson of a committee of the Board shall receive an additional fee for such service. The annual committee chairperson fee currently in effect is set forth on Appendix One hereto, which the Board may amend from time to time. The committee chairperson fee shall be paid in quarterly installments in cash on the date of each regularly scheduled quarterly meeting of the Board. The committee chairperson fee shall be pro-rated on a quarterly basis for service as chairperson of a committee for less than a full year.

                                    ARTICLE V
                              ANNUAL OPTION GRANTS

         5.1 GRANT OF OPTIONS. Beginning with December 1997, an annual option grant will be made by the Compensation Committee of the Board to each Director to purchase such number of shares of Common Stock of the Company as may be established by the Board. The number of options to be granted on an annual basis is set forth on Appendix One hereto, which the Board may amend from time to time. Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the date of grant, which shall be determined by the Compensation Committee of the Board, and shall be subject to the vesting schedule provided in Section 5.2 and to the other terms and conditions provided for herein.

         5.2 VESTING OF OPTIONS; EXPIRATION. One-third of the Options granted in any year shall vest and become exercisable on the first, second and third annual anniversaries of the date of grant. Each Option granted hereunder shall expire no later than ten (10) years after the date the Option is granted, but may expire before such date as provided in Section 5.3.

         5.3   EXERCISE OF OPTIONS FOLLOWING TERMINATION OF SERVICE.

               (a) EXERCISE FOLLOWING TERMINATION OF SERVICE DUE TO DISABILITY OR RETIREMENT. If a Director ceases to be a member of the Board by reason of Disability or Retirement, all Options granted to such Director may be exercised by the Director at any time within five years after the date of Termination of Service. Options not exercisable at the beginning of the five-year period will become exercisable during such five-year period as if the Director had not Terminated Service, in accordance with Section 5.2, above. At the end of such five-year period, all Options not exercised shall expire.

               (b) EXERCISE FOLLOWING TERMINATION OF SERVICE DUE TO DEATH. If a Director ceases to be a member of the Board by reason of death, or if a former Director dies during the five-year period following Termination of Service due to Disability or Retirement, all Options granted to such Director may be exercised by such Director's estate, personal representative or beneficiary, as the case may be, at any time within the first to expire of the following periods: (i) three years after the date of the Director's death or (ii) five years after the date of the Director's Termination of Service. Options not exercisable at the date of death will become exercisable during such post-Termination  period as if the Director  had not died,  in  accordance  with
Section 5.2, above. At the end of such period, all Options not exercised shall expire.

               (c) EXERCISE FOLLOWING OTHER TERMINATIONS OF SERVICE. If a Director ceases to be a member of the Board for any reason other than Disability, Retirement or Death, then (i) the Director shall have the right, subject to the terms and conditions hereof, to exercise the Option, to the extent it has vested as of the date of such Termination of Service, at any time within three months after the date of such termination, and (ii) the unvested portion of any Options awarded to the Director shall be forfeited as of the date of Termination of Service.

         5.4      TIME AND MANNER OF EXERCISE OF OPTIONS.

                  (a) NOTICE OF EXERCISE. Subject to the other terms and conditions hereof, a Director (or other person exercising such options) may exercise any Options, to the extent such Options are vested, by giving written notice of exercise to the Company; provided, however, that in no event shall an Option be exercisable for a fractional share. The date of exercise of an Option shall be the later of (i) the date on which the Company receives such written notice or (ii) the date on which the conditions provided in Section 5.4(b) are satisfied.

                  (b) PAYMENT. Payment for the shares of Common Stock to be received upon the exercise of Options must be made at the date of exercise of such Options and may be made in cash or by delivery to the Company of shares of Common Stock already owned by the Director (or other person exercising such Options) the Fair Market Value of which on the date of exercise is equal to the total exercise price, or in a combination of cash and shares. Payment of the exercise price in shares of Common Stock shall be made by (i) delivering to the Company the share certificate(s) or other evidence of ownership representing the required number of shares, with the Director (or other person exercising such Options) signing his or her name on the back, (ii) attaching executed stock powers to such share certificate(s) or (iii) paperless transfer of the required number of shares effected through records maintained by the DTC. Such shares shall be endorsed to the Company. The signature of the Director or other owner must be guaranteed by a commercial bank or trust company or by a brokerage firm having membership on the New York Stock Exchange. Payment of the purchase price may also be made through the delivery to the Company of the sale proceeds of all or part of the shares of common stock of the Company that are the subject of this option; provided that the Optionee instructs ChaseMellon Shareholder Services ("CMSS") to effect on the date such instruction is given to CMSS (which shall be deemed to be the date of exercise) or as early as practicable thereafter the sale of such number of such shares "at the market" in a broker's transaction (within the meaning of Section 4(4) of the Securities Act of 1933, as amended), the proceeds of which shall be at least equal to the purchase price of this option plus the amount of taxes required to be withheld plus transaction costs. In accordance with these instructions, CMSS shall sell such shares, deliver to the Company the portion of the proceeds of such sale which equals the purchase price of this option plus the amount of taxes required to be withheld and remit the remaining sale proceeds (net of transaction costs), to the Optionee. [Exercise of any Options shall comply with Rule 16b-3 of the Exchange Act.]

                  (c) STOCKHOLDER RIGHTS. A Director shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of an Option until the shares have been issued to the Director, by delivery of stock certificates or by paperless transfer pursuant to Section 5.4(e), and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Director shall become the holder of record thereof.

                  (d) LIMITATION ON EXERCISE. No Option shall be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

                  (e) ISSUANCE OF SHARES. Subject to the foregoing conditions, as soon as is reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price of the Option for the number of shares with respect to which the Option is exercised, the Company shall deliver to the Director (or such other person who exercised the Option), at the principal office of the Company or at such other location as may be acceptable to the Company and the Director (or such other person), one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Alternatively, the Company may effect such issuance of Shares by paperless transfer through records maintained by the DTC. Such shares shall be fully paid and nonassessable and shall be issued in the name of the Director (or such other person).

         5.5 RESTRICTIONS ON TRANSFER. An Option may not be transferred, pledged, assigned, or otherwise disposed of, except by will or by the laws of descent and distribution provided, however, that the Board may, subject to such terms and conditions as the Board shall specify, permit the transfer of an Option to a Director's family members or to one or more trusts established solely for the benefit of one or more of such family members. The Option shall be exercisable, during the Director's lifetime, only by the Director or by the person to whom the Option has been transferred in accordance with the previous sentence. A transferee's rights under an Option shall be no greater than the rights held by the Director under said Option. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, or as permitted under this Section, shall vest in the assignee or transferee any interest or right in the Option, but immediately upon any attempt to assign or transfer the Option the same shall terminate and be of no force or effect.

                                   ARTICLE VI
                    SPECIAL PROVISIONS FOR OUTSIDE DIRECTORS

         6.1 OUTSIDE DIRECTORS ELIGIBLE FOR PHANTOM SHARE GRANT. Each Outside Director shall receive grants of Phantom Share Units as described in Appendix

Two to this Plan provided that such Outside Director either (i) was a Board member as of July 1, 1996 and was under age sixty-five on that date or (ii) began service as a Director of the Company on or after July 1, 1996. The Outside Directors who are eligible to receive grants of Phantom Share Units are referred to in the Plan, including Appendix Two, as "Eligible Outside Directors."

         6.2 OUTSIDE DIRECTORS ELIGIBLE FOR RETIREMENT PLAN. An Outside Director who was age sixty-five or over on July 1, 1996 is not eligible to receive a grant of a Phantom Share Unit but is eligible to participate in the Retirement Plan.


                                   ARTICLE VII
                           SHARES AVAILABLE UNDER PLAN

         Subject to the provisions of Article VIII of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan in payment of a Director's Annual Retainer Fee or upon exercise of Stock Options shall not exceed 200,000 shares (the "Share Limit"). Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the Plan. For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

         (a) the number of shares granted under the Plan or subject to any Option granted under the Plan shall be charged against the Share Limit; and

         (b)      the  Share  Limit  (as  reduced  under  clause  (a))  shall be increased by:

                  (i) the number of shares subject to an Option which lapses, expires or is otherwise terminated without the issuance of such shares,

                  (ii) the number of shares tendered to pay the exercise price of an Option, and

                  (iii) the number of shares withheld to satisfy any tax withholding obligations of a Director with respect to any shares or other payments hereunder.


                                  ARTICLE VIII
                       RECAPITALIZATION OR REORGANIZATION

         8.1 AUTHORITY OF THE COMPANY AND SHAREHOLDERS. The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         8.2 CHANGE IN CAPITALIZATION. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or any other significant corporate event affecting the Common Stock, the Board in its discretion, may make (i) such proportionate adjustments as it considers appropriate (in the form determined by the Board in its sole discretion) to prevent diminution or enlargement of the rights of Directors under the Plan with respect to the aggregate number of shares of Common Stock authorized for payment as Annual Retainer Fee under the Plan, for grants of Options under the Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise prices in respect thereof, the number of shares of Common Stock covered by future Option grants and the number of Phantom Share Units credited to a Director's Phantom Share Account and/or (ii) such other adjustments as it deems appropriate. The Board's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Directors.


                                   ARTICLE IX
                      TERMINATION AND AMENDMENT OF THE PLAN

         9.1 TERMINATION. The Plan shall terminate at such date as determined by the Board in its sole discretion. Termination of the Plan will not result in accelerated vesting of Options previously granted or payment of an Outside Director's Phantom Share Account before the date provided for in Appendix Two. Vesting of Options shall continue as described in Article V and payment of the Phantom Share Account will occur as provided in Appendix Two.

         9.2 GENERAL POWER OF BOARD. Notwithstanding anything herein to the contrary, the Board may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule.

         9.3 WHEN DIRECTOR CONSENT REQUIRED. The Board may not alter, amend, suspend, or terminate the Plan without the consent of any Director to the extent that such action would adversely affect his or her rights with respect to Common Stock or Options that have previously been granted or with respect to the amount then credited to the Outside Director's Phantom Share Account, including the right to continued crediting of dividend equivalents.


                                    ARTICLE X
                             ADMINISTRATION OF PLAN

         The Board will be responsible for administering the Plan. The Board will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements and notices under the Plan and to make determinations pursuant to any Plan provision. Each interpretation, determination or other action made or taken by the Board pursuant to the Plan shall be final and binding on all persons.


                                   ARTICLE XI
                                  MISCELLANEOUS

         11.1 TAX WITHHOLDING. The Company shall have the right to withhold from payments made to a Director or Beneficiary (under the Plan or otherwise), or to cause a Director or Beneficiary to pay or make arrangements satisfactory to the Company for the payment of any federal, state, local or foreign taxes required to be withheld with respect to any award or payment under the Plan.

         11.2 NO RIGHT TO REELECTION. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

         11.3 UNFUNDED PLAN. This Plan is unfunded. Amounts payable under the Plan will be satisfied solely out of the general assets of the Company subject to the claims of the Company's creditors. No Director, Beneficiary or any other person shall have any interest in any fund or in any specific asset of the Company by reason of any amount credited to him hereunder, nor shall any Director, Beneficiary or any other person have any right to receive any distribution under the Plan except as, and to the extent, expressly provided in the Plan.

         11.4 OTHER COMPENSATION ARRANGEMENTS. Payments received by a Director under any grant made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other arrangement provided by the Company, including the Retirement Plan.

         11.5 SECURITIES LAW RESTRICTIONS. The Company may require each Director purchasing or acquiring shares of Common Stock pursuant to the Plan to agree with the Company in writing that such Director is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

         11.6 COMPLIANCE WITH RULE 16B-3. The Plan is intended to comply with Rule 16b-3 under the Exchange Act and the Company shall interpret and administer the provisions of the Plan in a manner consistent therewith.

         11.7 EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company.

         11.8 GOVERNING LAW; VENUE. The Plan shall be construed in accordance with the laws of the State of Florida. Any legal action or proceeding hereunder may be initiated only in Santa Clara County, California.

                               KNIGHT-RIDDER, INC.
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

                                  APPENDIX ONE

                   AMOUNTS OF COMPENSATION AS OF JULY 1, 1997



PLAN SECTION NUMBER         FORM OF COMPENSATION                 AMOUNT
-------------------         --------------------                 ------

        2.1                 Annual Retainer Fee                  $ 30,000

        4.1                 Board Meeting Fee                    $  1,500

        4.2                 Committee Meeting Fee                $  1,000

        4.3                 Committee Chairperson Annual Fee     $  5,000

        5.1                 Annual Option Grant                  2,000 Options

        Appendix Two,       Annual Phantom Share Grant,
        Section C           Outside Directors                    600 Share Units

                               KNIGHT-RIDDER, INC.
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

                                  APPENDIX TWO

               PHANTOM SHARE UNITS FOR ELIGIBLE OUTSIDE DIRECTORS


         A. ESTABLISHMENT OF PHANTOM SHARE ACCOUNTS. There shall be established on the records of the Company for each Eligible Outside Director a Phantom Share Account to which shall be credited that number of Phantom Share Units as provided herein. The crediting of Phantom Share Units to an Eligible Outside Director shall not confer on the Eligible Outside Director any rights as a shareholder of the Company.

         B. CREDITING OF PHANTOM SHARE UNITS; STATEMENTS. As of the date of the Board's regularly scheduled quarterly meeting for the last quarter of 1997, the Phantom Share Account of each Eligible Outside Director who also was a Director on July 1, 1996 will be credited with nine hundred (900) Phantom Share Units. The Phantom Share Account of each Eligible Outside Director who became a Director after July 1, 1996 will be credited with seven hundred fifty (750) Phantom Share Units. As of the date of each regularly scheduled quarterly meeting of the Board thereafter, the Phantom Share Account of each Eligible Outside Director shall be credited with one-quarter of the number of annual Phantom Share Units to be credited to Eligible Outside Directors, as established by the Board. The number of annual Phantom Share Units currently in effect is set forth on Appendix One to the Plan, which the Board may amend from to time. The Company will, on a quarterly basis, furnish each Eligible Outside Director with a statement setting forth the number of Phantom Share Units then credited to such Eligible Outside Director's Phantom Share Account and the value of such account as of the end of the preceding calendar quarter and all credits made to the Phantom Share Account during such quarter.

         C. DIVIDEND EQUIVALENTS ON PHANTOM SHARE UNITS. In the event that the Company pays any cash or other dividend or makes any other distribution in respect of the Common Stock, the Phantom Share Account of each Eligible Outside Director will be credited with an additional number of Phantom Share Units (including fractions thereof) determined by multiplying the number of Phantom Share Units then credited to such Account by the result obtained by dividing (i) the amount of cash, or the value (as determined by the Board) of any securities or other property, paid or distributed in respect of one outstanding share of Common Stock by (ii) the Fair Market Value of a share of Common Stock on the date of such payment or distribution. Such credit shall be made effective as of the date of payment of the dividend or other distribution in respect of the Common Stock. In addition, as of the date of the

Board's regularly scheduled quarterly meeting for the last quarter of 1997, the Phantom Share Account of each Eligible Outside Director will be credited with an additional number of Phantom Share Units determined as if (a) the Eligible Outside Director's Phantom Share Account were established as of the later of July 1, 1996 or the date the Eligible Outside Director became a Director of the Company, (b) there had been credited to such Account 150 Phantom Share Units on July 1, 1996 and on the date of each quarterly meeting of the Board thereafter through September 30, 1997 during all of which quarter the Eligible Outside Director served as a Director of the Company and (c) dividend equivalents as described in this Section had been credited on the date of each dividend on Common Stock beginning July 1, 1996 and through September 30, 1997.

         D. PAYMENT OF PHANTOM SHARE ACCOUNT. The value of an Eligible Outside Director's Phantom Share Account shall be paid in a lump sum in cash to the Eligible Outside Director as soon as practicable (but in no event more than 60 days) after the Eligible Outside Director's Termination of Service. The value of the Eligible Outside Director's Phantom Share Account shall be the product of the number of Phantom Share Units credited to the Eligible Outside Director's Phantom Share Account on the date of payment multiplied by the Fair Market Value of the Common Stock on such date.

                  1. DEATH. In the event of the death of an Eligible Outside Director before payment of his or her Phantom Share Account, the value of the Eligible Outside Director's Phantom Share Account, determined as provided above, will be distributed in a lump sum in cash to the Eligible Outside Director's Beneficiary or Beneficiaries (or, in the absence of any Beneficiary, to the Eligible Outside Director's estate).

                  2. DESIGNATION OF BENEFICIARY. Each Eligible Outside Director may designate a Beneficiary to receive the Phantom Share Account due under the Plan upon the Eligible Outside Director's death by executing a Beneficiary designation form. An Eligible Outside Director may change an earlier Beneficiary designation by executing a later Beneficiary designation form. A Beneficiary designation is not binding on the Company until the Company receives the Beneficiary designation form. If no designation is made or no designated Beneficiary is alive (or in the case of an entity designated as a Beneficiary, in existence) at the time of the death of the Eligible Outside Director, payment due under the Plan will be made to the Eligible Outside Director's estate.

         E. RESTRICTIONS ON TRANSFER. The Company shall pay the value of the Phantom Share Account only to the Eligible Outside Director or his or her estate or the Beneficiary designated under the Plan to receive such amount. Neither an Eligible Outside Director nor his or her Beneficiary shall have any right to anticipate, alienate, sell, transfer, assign, pledge, encumber or change any benefits to which he or she may become entitled under the Plan, and any attempt to do so shall be void. The value of the Eligible Outside Director's Phantom Share Account shall not be subject to attachment, execution by levy, garnishment or other legal or equitable process for an Eligible Outside Director's or Beneficiary's debts or other obligations.

                               KNIGHT-RIDDER, INC.
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

                                 APPENDIX THREE

                                (SEE ATTACHMENT)

                                           APPENDIX THREE TO KNIGHT-RIDDER, INC.
                                     COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

================================================================================






                               KNIGHT-RIDDER, INC.

                     RETIREMENT PLAN FOR OUTSIDE DIRECTORS'






                                                 RESTATED EFFECTIVE JULY 1, 1996



================================================================================


                                                      APPENDIX THREE TO KNIGHT-RIDDER, INC.
                                                COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

                                    KNIGHT-RIDDER, INC.
                           RETIREMENT PLAN FOR OUTSIDE DIRECTORS

                                     TABLE OF CONTENTS

                                                                                      Page

ARTICLE I      PURPOSE AND INTENT OF PLAN................................................1

ARTICLE II     ORIGINAL EFFECTIVE DATE OF THE PLAN; PARTICIPATE..........................1

ARTICLE III    DEFINITIONS...............................................................1

ARTICLE IV     ELIGIBILITY FOR BENEFITS..................................................2
    4.1        Retirement Benefit........................................................2
    4.2        Disability Benefit........................................................2
    4.3        Limitation on Receipt of Benefit..........................................2

ARTICLE V      AMOUNT OF BENEFIT.........................................................3
    5.1        Retirement Benefit........................................................3
    5.2        Disability Benefit........................................................3

ARTICLE VI     FORM, MANNER AND DURATION OF PAYMENT OF BENEFIT...........................3

ARTICLE VII    ADMINISTRATION............................................................4
    7.1        Administrative Committee..................................................4
    7.2        Action by Committee; Resignation; Vacancies; Compensation.................4
    7.3        Delegation of Authority; Legal, Accounting, Clerical and Other Services...4
    7.4        Interpretation of Provisions..............................................4
    7.5        Liability of Committee....................................................4

ARTICLE VIII   TERMINATION AND AMENDMENT OF THE PLAN.....................................5
    8.1        Amendment of the Plan.....................................................5
    8.2        Termination...............................................................5
    8.3        Effect of Amendment or Termination........................................5

ARTICLE IX     MISCELLANEOUS.............................................................5
    9.1        No Right to Reelection....................................................5
    9.2        Unfunded Plan.............................................................5


                                                                                      PAGE

    9.3        Other Compensation Arrangements...........................................5
    9.4        Expenses..................................................................5
    9.5        Governing Law; Venue......................................................5

                                           APPENDIX THREE TO KNIGHT-RIDDER, INC.
                                     COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS


                               KNIGHT-RIDDER, INC.
                      RETIREMENT PLAN FOR OUTSIDE DIRECTORS



         The KNIGHT-RIDDER, INC. RETIREMENT PLAN FOR OUTSIDE DIRECTORS is restated by Knight-Ridder, Inc. effective July 1, 1996.


                                    ARTICLE I
                           PURPOSE AND INTENT OF PLAN

         This plan shall be known as the Knight-Ridder, Inc. Retirement Plan for Outside Directors (the "Plan"). The Plan is intended to advance the best interests of Knight-Ridder, Inc. by providing retirement income to outside directors of Knight-Ridder, Inc. who have satisfied certain age and service requirements.


                                   ARTICLE II
               ORIGINAL EFFECTIVE DATE OF THE PLAN; PARTICIPATION

         The Plan was effective as of January 1, 1994. All Outside Directors were eligible to participate in the Plan beginning January 1, 1994 and through June 30, 1996. Effective July 1, 1996, however, only those Outside Directors who were age 65 or older on that date will be eligible to participate in the Plan.

                                   ARTICLE III
                                   DEFINITIONS

         As used in this Plan, the following terms shall have the meaning hereinafter set forth:

         3.1 "Annual Retainer Fee" means the annual fee payable to an Outside Director for service on the Board as in effect on the date of an Outside Director's Retirement.

         3.2 "Board" means the Board of Directors of the Company.

         3.3 "Code" means the Internal Revenue Code of 1986, as amended.

         3.4 "Company" means Knight-Ridder, Inc., a Florida corporation, or any successor legal entity.

         3.5 "Disability" means a Director's physical or mental condition which is expected to render the Director unable to perform his or her usual duties or any comparable duties for the Company. The determination of a Director's Disability will be made by the Board in its sole discretion.

         3.6 "Director" means a member of the Board.

         3.7 "Effective Date" means January 1, 1994.

         3.8 "Outside Director" means any member of the Board who is not, and never was, an employee of the Company or any of its subsidiaries or affiliates and, effective July 1, 1996, who is at least age 65 on that date.

         3.9 "Plan" means this Knight-Ridder, Inc. Retirement Plan for Outside Directors.

         3.10 "Retirement" means the Termination of Service of an Outside Director at or after age sixty-five (65).

         3.11 "Termination of Service" means cessation of service as a Director of the Company.

         3.12 "Year of Service" means each 12-month period of service as a Director, whether beginning before or after the Effective Date. If a Director Terminates Service and then returns to service, all months of service will be aggregated to determine the Director's Years of Service for purposes of eligibility to receive, and the amount of, any retirement benefit under the Plan.


                                   ARTICLE IV
                            ELIGIBILITY FOR BENEFITS

         4.1 RETIREMENT BENEFIT. An Outside Director will be entitled to receive the annual retirement benefit described in Section 5.1 upon Retirement if he or she retires after reaching age 65 and completing five full years of Service.

         4.2 DISABILITY BENEFIT. An Outside Director will be entitled to receive the annual disability benefit described in Section 5.2 if he or she incurs a Termination of Service as the result of Disability after completing at least two full years of Service.

         4.3 LIMITATION ON RECEIPT OF BENEFIT. Notwithstanding the foregoing, an Outside Director will not be entitled to benefits under the Plan if (a) such Outside Director is removed from the Board of Directors for cause (which means only dishonesty, conviction of a felony, or wilful unauthorized disclosure of confidential information, whether involving the Company or otherwise), or (b) the Retirement or Disability of such Outside Director occurs before January 1, 1994.

                                    ARTICLE V
                                AMOUNT OF BENEFIT

         5.1 RETIREMENT BENEFIT. The retirement benefit payable, to an Outside Director under the Plan shall be an annual amount, payable in accordance with
Article VI, determined as follows:

                Completed
             Years of Service                               Annual Benefit
             ----------------                               --------------

           less than 5 years                                    No benefit
                           5                    50% of Annual Retainer Fee
                           6                    60% of Annual Retainer Fee
                           7                    70% of Annual Retainer Fee
                           8                    80% of Annual Retainer Fee
                           9                    90% of Annual Retainer Fee
                  10 or more                   100% of Annual Retainer Fee


         5.2 DISABILITY BENEFIT. The disability benefit payable to an Outside Director who incurs a Termination of Service as the result of Disability shall be an annual amount, payable in accordance with Article VI, determined as follows:

                Completed
             Years of Service                               Annual Benefit
             ----------------                               --------------

           less than 2 years                                    No benefit
                   2-5 years                    50% of Annual Retainer Fee
                           6                    60% of Annual Retainer Fee
                           7                    70% of Annual Retainer Fee
                           8                    80% of Annual Retainer Fee
                           9                    90% of Annual Retainer Fee
                  10 or more                   100% of Annual Retainer Fee


                                   ARTICLE VI
                 FORM, MANNER AND DURATION OF PAYMENT OF BENEFIT

         The annual Retirement or Disability Benefit determined under Article V shall be paid for the life of the Outside Director. Payments shall be made on the first business day of each calendar quarter, beginning with the quarter next following the date of the Outside Director's Retirement. No benefits shall be payable under the Plan after the death of a Outside Director either before or after Retirement.

                                   ARTICLE VII
                                 ADMINISTRATION

         7.1 ADMINISTRATIVE COMMITTEE. The Plan shall be administered by an Administrative Committee appointed by the Board, which may be the same committee as serves the Company with respect to other retirement and benefit plans. The Administrative Committee shall adopt such rules for the conduct of its business and the administration of the Plan as it considers to be necessary or desirable, provided that such rules do not conflict with the provisions of the Plan.

         7.2 ACTION BY COMMITTEE; RESIGNATION; VACANCIES; COMPENSATION. The Administrative Committee shall act by a majority (or by all members if there be only one or two members) of the number of members constituting the Administrative Committee at the time of such action, and such action may be taken either by vote at a meeting or in writing without a meeting. Any member of the Administrative Committee may resign upon giving written notice to the Board. Each member of the Administrative Committee shall hold office at the pleasure of the Board. Vacancies arising in the Administrative Committee from death, resignation, removal or otherwise, shall be filled by the Board, but the Administrative Committee may act notwithstanding the existence of vacancies so long as there is at least one member of the Administrative Committee. The members of the Administrative Committee shall serve without compensation for their services as such, but shall be reimbursed by the Company for all necessary expenses incurred in the discharge of their duties.

         7.3 DELEGATION OF AUTHORITY; LEGAL, ACCOUNTING, CLERICAL AND OTHER SERVICES. The Administrative Committee may authorize one or more of its members or any agent to act on its behalf and may contract for legal, accounting, clerical and other services to carry out the purposes of the Plan. All expenses of the Administrative Committee shall be paid by the Company.

         7.4 INTERPRETATION OF PROVISIONS. The Administrative Committee shall have the full power and discretion to interpret the provisions of the Plan and decide all questions arising in its administration. The decisions and interpretations of the Administrative Committee shall be final and binding on the Company and all other persons.

         7.5 LIABILITY OF COMMITTEE. No member of the Administrative Committee shall be liable for any action taken in good faith or for the exercise of any power given the Administrative Committee, or for the actions of other members of the Administrative Committee. To the extent permitted by law, the Company shall indemnify and hold harmless each member of the Administrative Committee against any and all liability or reasonably expense resulting from or arising out of his or her responsibilities in connection with the Plan, provided such person acted in good faith, in what he or she reasonably believed was the proper discharge of his or her duties.

                                  ARTICLE VIII
                      TERMINATION AND AMENDMENT OF THE PLAN

         8.1 AMENDMENT OF THE PLAN. The Plan may be amended from time to time by action of the Board of Directors.

         8.2 TERMINATION. The Company intends to continue the Plan indefinitely but reserves the right to terminate it at any time by action of the Board of Directors.

         8.3 EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of the Plan may adversely affect the benefit which would be payable to any Outside Director receiving benefits under the Plan prior to the effective date of the amendment or termination, or which would be payable to any Outside Director who, prior to the effective date of such amendment or termination, was eligible to retire with an immediate benefit under the Plan.


                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 NO RIGHT TO REELECTION. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Outside Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

         9.2 UNFUNDED PLAN. This Plan is unfunded. Amounts payable under the Plan will be satisfied solely out of the general assets of the Company subject to the claims of the Company's creditors. No Outside Director or any other person shall have any interest in any fund or in any specific asset of the Company by reason of any amount credited to him hereunder, nor shall any Outside Director or any other person have any right to receive any distribution under the Plan except as, and to the extent, expressly provided in the Plan.

         9.3 OTHER COMPENSATION ARRANGEMENTS. Payments received by an Outside Director under the Plan shall not have any effect on the determination of benefits under any other arrangement provided by the Company.

         9.4 EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company and no contributions from Outside Directors shall be required or permitted.

         9.5 GOVERNING LAW; VENUE. The Plan shall be construed in accordance with the laws of the State of Florida. Any legal action or proceeding hereunder may be initiated only in Dade County, Florida.

                               STOCK OPTION GRANT
                            UNDER KNIGHT-RIDDER, INC.
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

                                  -------------

         THIS STOCK  OPTION GRANT dated  ____________________,  _____ is made by
KNIGHT-RIDDER,     INC.,     hereinafter     called    the     "Company,"     to
_______________________, hereinafter called the "Director."

         WITNESSETH, THAT:

         WHEREAS, the Company, by action of its Board of Directors, adopted and approved a Compensation Plan for Nonemployee Directors, effective July 1, 1997 (the "Plan").

         WHEREAS, the purpose of the Plan is to attract and retain the services of qualified individuals who are not employees of the Company to serve as members of the Board.

         NOW, THEREFORE, the Company hereby grants a non-qualified option under the Plan to the Director on the following terms and conditions:

1.       AMOUNT OF STOCK SUBJECT TO OPTION:

         The Company hereby grants to the Director the right to purchase 2,000 shares of Common Stock of the Company, which stock is to be issued by the Company upon the exercise of this option as hereinafter set forth.

2.       PURCHASE PRICE:

         The purchase price per share for this option shall be ______________ ($________), one hundred percent (100%) of the fair market value (as defined in the Plan) of the Common Stock at the time the option is granted.

3.       PERIOD OF OPTION AND EXERCISE THEREOF:

          (a) Subject to paragraph 5 below, one-third of the shares subject to this option (rounded up to the nearest whole share) may be purchased at any time following the first anniversary of the date of this grant, an additional one-third of the shares subject to this option (rounded up to the nearest whole share) may be purchased at any time following the second anniversary of the date of this grant, and the remaining shares subject to this option may be purchased at any time following the third anniversary of the date of this grant; provided, however, that in no event may any part of this option be exercised following the ______ day of ____________________, 200_____.

         (b) In order to exercise this option or any part thereof, the Director shall give notice in writing to the Company of the Director's intention to purchase all or part of the shares subject to this option, and in said notice the Director shall set forth the number of shares as to which he or she desires to exercise the option, and he or she shall pay for such shares in full at the time of the exercise of such option. Such payment may be made in cash, through the delivery to the Company of shares of common stock of the Company with a value equal to the total option price, or through a combination of cash and shares, and any shares so delivered shall be valued at their fair market value on the date on which the option is exercised.

         Payment of the purchase price may also be made through the delivery to the Company of the sale proceeds of all or part of the shares of common stock of the Company that are the subject of this option; provided that the Director instructs ChaseMellon Shareholder Services ("CMSS") to effect on the date such instruction is given to CMSS (which shall be deemed to be the date of exercise) or as early as practicable thereafter the sale of such number of such shares "at the market" in a broker's transaction (within the meaning of Section 4(4) of the Securities Act of 1933, as amended), the proceeds of which shall be at least equal to the purchase price of this option plus the amount of any taxes which may be required to be withheld plus transaction costs. In accordance with these instructions, CMSS shall sell such shares, deliver to the Company the portion of the proceeds of such sale which equals the purchase price of this option plus the amount of any taxes required to be withheld and remit the remaining sale proceeds (net of transaction costs), to the Director.

         The notice of exercise must be delivered or, if mailed, postmarked on or before the date on which the right to exercise this option expires. No shares shall be issued to the Director until final payment for said shares has been made, and the Director shall have none of the rights of a shareholder until said shares are issued to the Director.

4.       RESTRICTIONS ON TRANSFER:

         This Option may not be transferred, pledged, assigned, or otherwise disposed of, except by Will or by the laws of descent and distribution; provided, however, that the Board may, subject to such terms and conditions as the Board shall specify, permit the transfer of an Option to a Director's family members or to one or more trusts established solely for the benefit of one or more of such family members. The Option shall be exercisable, during the Director's lifetime, only by the Director or by the person to whom the Option has been transferred in accordance with the previous sentence. A transferee's rights under the Option shall be no greater than the rights held by the Director under said Option. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by Will or the laws of descent and distribution, or as permitted under this paragraph 4, shall vest in the assignee or transferee any interest or right in the Option, but immediately upon any attempt to assign or transfer the Option the same shall terminate and be of no force or effect.

5.       EXERCISE OF OPTIONS FOLLOWING TERMINATION OF SERVICE:

         If a Director ceases to be a member of the Board by reason of Disability or Retirement, this Option shall be exercisable at any time prior to the expiration of five years after the date of such Termination of Service, but in no event after the expiration of the term of this Option set forth in paragraph 3. Options not exercisable on the date of Termination of Service due to Disability or Retirement will become exercisable pursuant to the schedule set forth in paragraph 3 above during the five-year period after Termination of Service as if the Director had continued to serve on the Board during such time. At the end of the five-year period or expiration of the Term of this Option set forth in paragraph 3, whichever first occurs, the Option shall expire.

         If a Director ceases to be a member of the Board by reason of death, or if a former Director dies during the five-year period following Termination of Service due to Disability or Retirement, this Option may be exercised only by such Director's personal representative or beneficiary, as the case may be, at any time within the first to expire of the following periods: (i) three years after the date of the Director's death; (ii) five years after the date of the Director's Termination of Service; or (iii) the expiration of the Term of this Option set forth in paragraph 3. Options not exercisable at the date of death will become exercisable during such post-death period pursuant to the Schedule set forth in Paragraph 3 above as if the Director had continued to serve on the Board during such period. At the end of the applicable period, the Option shall expire.

         If a Director ceases to be a member of the Board for any reason other than Disability, Retirement or Death, this Option shall be exercisable, to the extent it has vested as of the date of cessation of service, only within three months after such cessation of service, but in no event after the expiration of the term of this Option. The unvested portion of this Option shall be forfeited as of the date of cessation of service for any reason other than Disability, Retirement or Death.

6.       CHANGE IN CAPITAL:

         Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or any significant corporate event affecting the Common Stock, the Board in its discretion, may make (i) such proportionate adjustments as it considers appropriate (in the form determined by the Board in its sole discretion) to prevent diminution or enlargement of the rights of the Director with respect to the number of shares of Common Stock covered by this Option and the exercise price in respect thereof, and/or (ii) such other adjustments as it deems appropriate. The Board's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and the Director.

7.       REGISTRATION AND OTHER REQUIREMENTS:

         This option is subject to the requirement and condition that if the Board of Directors of the Company shall determine that the listing, registration or qualification upon any securities exchange or under any state or federal law, or the approval or consent of any governmental body, or the Director's satisfaction of any tax withholding obligations or agreement with respect to the disposition of the shares purchased hereunder is necessary or desirable as a condition to the issuance or purchase of any shares subject to this option, then this option may not be exercised in whole or in part unless or until such listing, registration, qualification, approval, consent, satisfaction or agreement has been obtained, free of any conditions which are not acceptable to the Board of Directors of the Company, and the sale and delivery of stock hereunder is also subject to the above requirements and conditions.

8.       INTERPRETATION OF STOCK OPTION GRANT:

         All capitalized terms used in this stock option grant and not defined herein shall have the meanings set forth in the Plan. The Board of Directors has the authority to interpret the Plan and this stock option grant and to conclusively decide all questions arising under the Plan or this stock option grant. Its decision shall be binding on the Director and any other person to whom this Option shall have been transferred.





---------------------------                 ------------------------------
Polk Laffoon                                P. Anthony Ridder
Vice President & Secretary                  Chairman and Chief Executive Officer
KNIGHT-RIDDER, INC.                         KNIGHT-RIDDER, INC.






[January 26, 1999]